UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

U.S. Xpress Enterprises, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]
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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 27, 2020

The following Notice relates to the proxy statement (the “Proxy Statement”) of U.S. Xpress Enterprises, Inc. (the “Company”), dated April 17, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 27, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 14, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 27, 2020

To Our Stockholders:

The 2020 Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Xpress Enterprises, Inc. ("the Company"), scheduled for 11:30 a.m. Eastern Daylight Time, on Wednesday, May 27, 2020, has been changed to an audio conference call accessible via telephone, instead of an in-person meeting. Stockholders of record as of March 30, 2020, will no longer be able to attend the Annual Meeting in person and will now be able to listen remotely to the Annual Meeting.

After reviewing the public health impacts of the COVID-19 pandemic across our state and local communities and considering the safety and well-being of our stockholders and employees, the Company determined that the Annual Meeting will be held via teleconference.

The instructions for stockholders of record as of March 30, 2020, to call into the meeting are below:

•	Beginning at 11:15 a.m., up until the start time 11:30 a.m. Eastern Daylight Time, dial 1-877-423-9813 and request to join the U.S. Xpress Annual Meeting of Stockholders.

•	Stockholders should be prepared to provide their name and personal identification number (personal identification number is the Control Number as provided in the voting material).

If not already done, the Company requests stockholders to promptly submit their proxy by Internet, Phone, or Mail in advance of the meeting as indicated in their proxy materials. The Company will publish final voting results of the Annual Meeting on a Form 8-K within four days after the Annual Meeting.

By Order of the Board of Directors,
/s/ Max Fuller
Max Fuller
Executive Chairman of the Board

Chattanooga, Tennessee
May 14, 2020